Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TOA Holdings Group, Inc. a Delaware corporation (the “Company”), on Form 10-K for the period ending September 30, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Hajime Abe, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Hajime Abe

                                                                                                                    Hajime Abe

                                                                                                            Chief Executive Officer

Chief Financial Officer

Date:

January 27, 2014